SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 10, 2006
                                                 -------------------------------

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

                001-13577                                59-3074176
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        (Commission File Number)              (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
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         (Address of Principal Executive Offices)                     (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
           PLANS.

     On March 10, 2006, Premiere Global Services, Inc. (the "Company") sent a notice to its executive officers and directors (the "BTR Notice") informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, they would be prohibited from purchasing, selling or otherwise acquiring or transferring certain equity securities of the Company (including the Company's common stock, securities convertible into or exchangeable for shares of the Company's common stock, and derivative securities pertaining to any such equity securities) on the open market or otherwise during a blackout period relating to the temporary suspension of transactions in the Company's common stock under the Company's 401(k) Plan. The blackout period, which is imposed to facilitate a change in the 401(k) Plan's recordkeeper, will begin at 4:00 p.m. EST on March 24, 2006 and is scheduled to end after close of business on the second full trading day following the issuance of the Company's earnings release for the quarter ended March 31, 2006. A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     During the blackout period and for a period of two years after the ending date thereof, a participant in the 401(k) Plan, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual ending date of the blackout period, by contacting
L. Scott Askins, Senior Vice President - Legal and General Counsel at Premiere Global Services, Inc., The Lenox Building, Suite 700, 3399 Peachtree Road, N.E., Atlanta, Georgia 30326 or at (404) 262-8400.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


EXHIBIT
NO.            DESCRIPTION OF EXHIBIT
-------        -----------------------------------------------------------------

99.1           Notice to  Executive  Officers and  Directors of Premiere  Global
               Services,   Inc.   Regarding  401(k)  Plan  Blackout  Period  and
               Restrictions on Ability to Trade in Company Securities


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIERE GLOBAL SERVICES, INC.


Date:  March 10, 2006               By:  /s/ L. Scott Askins
                                         ---------------------------------------
                                          L. Scott Askins
                                          Senior Vice President - Legal, General
                                          Counsel and Secretary


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

                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------    -----------------------------------------------------------------
   99.1        Notice to  Executive  Officers and  Directors of Premiere  Global
               Services,   Inc.   Regarding  401(k)  Plan  Blackout  Period  and
               Restrictions on Ability to Trade in Company Securities.


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